SCHEDULE OF RECONCILIATION OF EXPECTED INCOME TAX EXPENSE (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Net loss before tax	$ (2,654,950)	$ (1,556,055)
Statutory tax rate	21.00%	21.00%
Expected income tax recovery at statutory rate	$ (557,539)	$ (326,771)
Non-deductible expenditures	8,900	299,253
Change in valuation allowance	548,639	27,518
Total income tax expense